UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 26, 2006


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-31931                                         13-3961898
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(Commission File Number)                       (IRS Employer Identification No.)

3029 West Muhammad Ali Boulevard
Louisville, Kentucky                                         40212
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)
         On July 26, 2006, the Board of Directors (the "Board of Directors") of North Atlantic Holding Company, Inc. ("NAHC"), the corporate parent of North Atlantic Trading Company, Inc. (the "Company") approved the establishment of a Finance Committee for purposes of reviewing and evaluating the capital structure of NAHC and its subsidiaries and other financial matters. The Finance Committee consists of Mr. Geoffrey J.F. Gorman and Mr. Gregory H. A. Baxter, as co-chairs. For service on the Finance Committee, Messrs. Gorman and Baxter will each receive $7,500 per annum as well as $1,000 per day for in-person meetings and $500 per day for telephonic meetings. Such compensation is in addition to the compensation they are entitled to receive for service on the Board of Directors and other committees of the Board of Directors (as described in Item 1.01 of the Current Report on Form 8-K filed by the Company on April 24, 2006, which is incorporated herein by reference).

         On July 26, 2006, the Boards of Directors of the Company and of NAHC approved an amendment (the "Amendment") to the Consulting Agreement, dated as of June 25, 1997, between the Company and Jack Africk, pursuant to which Mr. Africk provides consulting services to the Company on an as needed basis (the "Africk Consulting Agreement"). The amendment increases the compensation payable to Mr. Africk from a rate of $75,000 per annum to $187,500 per annum effective July 1, 2006.

         The foregoing summary of certain terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and the foregoing summary of certain terms of the Africk Consulting Agreement is qualified in its entirety by reference to (a) Item 13 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed by the Company on April 3, 2006 and (b) the full text of the Africk Consulting Agreement attached as Exhibit 10.20 to Amendment No. 1 to Registration Statement (Reg. No. 333-31931) on Form S-4 filed by the Company on September 3, 1997, which is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (d)      EXHIBITS:

               Exhibit No.                      Description
               -----------                      -----------

                  10.1 Amendment, dated July 28, 2006, to the Consulting Agreement, dated as of June 25, 1997, between North Atlantic Trading Company, Inc. and Jack Africk.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTH ATLANTIC TRADING COMPANY, INC.

                                            By:          /s/ Brian C. Harriss
                                                 -------------------------------
                                            Name:   Brian C. Harriss
                                            Title:  Chief Financial Officer

Date: July 31, 2006

                                  EXHIBIT INDEX


               Exhibit No.                      Description
               -----------                      -----------

                  10.1 Amendment, dated July 28, 2006, to the Consulting Agreement, dated as of June 25, 1997, between North Atlantic Trading Company, Inc. and Jack Africk.